Please Note the Accompanying Proxy Statement and Proxy Card

It is important to you and to the Corporation that your shares be represented at the meeting regardless of the number you may hold. If you are unable to be present in person, we ask that you sign, date and return the enclosed Proxy in favor of the Proxy Committee designated by the Board of Directors.

Notice of Annual Meeting

To Stockholders of Corning Incorporated:

Notice is hereby given that the Annual Meeting of the holders of Common Stock and Series B 8% Convertible Preferred Stock of Corning Incorporated will be held in the office of the Corporation at One Riverfront Plaza in the City of Corning, State of New York, on Thursday, April 24, 1997 at 11:00 o'clock A.M. The principal business of the meeting will be:

[a] To elect five Directors for three-year terms, one Director for a two-year term and one Director for a one-year term; and

[b] To transact such other business as may properly come before the meeting.

A. John Peck, Jr.
Secretary

Corning Incorporated
One Riverfront Plaza
Corning, New York 14831
March 5, 1997

Proxy Statement

   Relating to the Annual Meeting of Stockholders, April 24, 1997. The enclosed Proxy is solicited by the Board of Directors of Corning Incorporated [hereinafter referred to as the "Corporation" or "Corning"], Corning, New York 14831. The Corporation anticipates that this Proxy Statement and the enclosed Proxy will be mailed to holders of the Corporation's Common Stock and Series B 8% Convertible Preferred Stock [hereinafter referred to as the "Preferred Stock"] commencing on or about March 13, 1997. The Proxy may be revoked by written notice to the Corporation prior to the meeting or by written notice to the Secretary at the meeting at any time prior to being voted. Each valid and timely Proxy not revoked will be voted at the meeting in accordance with the instructions thereon.

   Holders of Common and Preferred Stock on the books of the Corporation at the close of business on March 5, 1997 are entitled to notice of and to vote at the meeting. On February 5, 1997, the Corporation had outstanding 229,231,063 shares of Common Stock, each entitled to one vote, and 220,164 shares of Preferred Stock, each entitled to four votes.

Action to be Taken Under the Proxy

   The persons acting under the Proxy will vote the shares represented thereby for the election of Robert Barker, Van C. Campbell, Norman E. Garrity, James R. Houghton, James W. Kinnear, John W. Loose and James J. O'Connor as directors. The Board of Directors does not know of any other business to be brought before the meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the Proxy in accordance with the judgment of the person or persons acting thereunder. Should any above-named nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is intended that the persons acting under the Proxy will vote for the election of such other person as the Board of Directors may recommend.

Voting Procedures

   New York's Business Corporation Law provides that, a quorum being present, nominees for the office of director are to be elected by a plurality of votes cast at the meeting. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld [including broker non- votes] are counted as present for the purpose of determining a quorum but are not counted as votes cast in determining the plurality.

Nominees for Election as Directors

   The Corporation's Board of Directors is divided into three classes. Each of the above-named nominees for the office of director is a member of the present Board of Directors. Robert Barker, Van C. Campbell, James R. Houghton, James W. Kinnear and James J. O'Connor were elected by the Corporation's security holders. Norman E. Garrity and John W. Loose were elected by the Corporation's Board of Directors since the 1996 Annual Meeting of Stockholders. The terms of Robert Barker, Mary L. Bundy, Van C. Campbell, Norman E. Garrity, James R. Houghton, James W. Kinnear, John W. Loose and James J. O'Connor expire this year. In accordance with the terms of the Board's retirement policy, Mrs. Bundy is not standing for re-election. No nominee is now the beneficial owner of any of the securities [other than directors' qualifying shares] of any of the Corporation's subsidiaries. Certain information with respect to nominees for election as directors and directors whose term of office will continue after the Annual Meeting is set forth below.

Nominee for Election -- Term Expiring 1998

Norman E. Garrity* President,
Corning Technologies
Corning Incorporated

[photo of Norman E. Garrity]

Mr. Garrity, a graduate of, and with an advanced degree from, Bucknell University, has served Corning in various production, sales and marketing, and management positions since 1966. In 1984 he was named general manager of the Electrical Products Division and a vice president, in 1987 senior vice president of manufacturing and engineering for the Specialty Materials Group and in 1990 executive vice president. In 1996 he was elected to his present position. Mr. Garrity, 55, is a director of Work & Technology Institute, Dow Corning Corporation, the National Association of Manufacturers, a trustee of the Corning Incorporated Foundation and Bucknell University and co-chair of the Coalition for Open Trade. He was elected a director of the Corporation on June 5, 1996.

Nominee for Election -- Term Expiring 1999

John W. Loose*
President, Corning Communications
Corning Incorporated

[photo of John W. Loose]

Mr. Loose, a graduate of Earlham College and the PMD program at Harvard, has served Corning in various commercial and management positions since 1964. In 1986 he was named vice president and general manager of Asia Pacific and in 1988 senior vice president, International as well as president of Corning Asahi Video Products Company. In 1990 he was named executive vice president, Information Display Group. In 1993 he was elected president of Corning Vitro Corporation, later named Corning Consumer Products Company, and in 1996 to his present position. Mr. Loose, 54, is a director of Polaroid Corporation, chairman of the board of Siecor Corporation and a trustee of Corning Incorporated Foundation. He was elected a director of the Corporation on June 5, 1996.

Nominees for Election -- Terms Expiring 2000

Robert Barker++
Professor and Provost Emeritus, Cornell University

[photo of Robert Barker]

Dr. Barker, a graduate of the University of British Columbia and the University of California at Berkeley, has served on the faculties of the University of Iowa and Michigan State University and in 1995 retired after having been associated with Cornell University since 1979 as Professor of Biochemistry, Director of the Division of Biological Sciences, as Vice President for Research and Advanced Studies, as Provost, as Senior Provost and as Director and Senior Fellow of the Center for the Environment. He is now Professor and Provost Emeritus of Cornell University. He has served as a consultant to the National Institutes of Health, the National Academy of Sciences, the Oak Ridge and Los Alamos National Laboratories and the National Board of Medical Examiners. Dr. Barker is 68 and was elected a director of the Corporation in 1986.

Van C. Campbell*
Vice Chairman, Corning Incorporated

[photo of Van C. Campbell]

A graduate of Cornell University with an MBA from Harvard, Mr. Campbell joined Corning in 1964. Elected an assistant treasurer in 1971, treasurer in 1972, a vice president in 1973, financial vice president in 1975 and senior vice president for finance in 1980, he became general manager of the Consumer Products Division in October 1981. He was elected vice chairman responsible for finance and administration and a director in 1983. Mr. Campbell, who is 58, is a director of Corning International Corporation, Dow Corning Corporation, Armstrong World Industries, Inc., General Signal Corporation, Covance Inc. and Quest Diagnostics Incorporated and a trustee of the Corning Incorporated Foundation.

James R. Houghton++
Retired Chairman of the Board and Chief Executive Officer
Corning Incorporated

[photo of James R. Houghton]

A graduate of Harvard College and Harvard Business School, Mr. Houghton joined Corning in 1962. He became a vice president of Corning and general manager of the Consumer Products Division in 1968, a director in 1969, vice chairman in 1971, chairman of the executive committee and chief strategic officer in 1980 and chairman and chief executive officer in April 1983, retiring in April 1996. Mr. Houghton, 60, is a director of Metropolitan Life Insurance Company, J. P. Morgan & Co. Incorporated and Exxon Corporation.

James W. Kinnear++
Retired President and Chief Executive Officer, Texaco Inc.

[photo of James W. Kinnear]

A 1950 graduate of the United States Naval Academy, Mr. Kinnear joined Texaco in 1954. In 1977 he was elected a director, and from 1987 until April, 1993 was president and chief executive officer of Texaco Inc. Mr. Kinnear, 68, was elected a director of the Corporation in 1978 and is a director of ASARCO Incorporated and Paine Webber Group Inc. and an advisory director of Unilever N.V. and Unilever PLC. He is Chairman of the Metropolitan Opera Association, a member of the Board of Overseers and Managers of Memorial Sloan-Kettering Cancer Center, a member of the Board of Managers of The New York Botanical Garden and a trustee of the American Enterprise Institute.

James J. O'Connor++
Chairman of the Board and Chief Executive Officer
Unicom Corporation

[photo of James J. O'Connor]

A graduate of Holy Cross College, Harvard Business School and Georgetown Law School and a veteran of the U.S. Air Force, Mr. O'Connor joined Commonwealth Edison Company (the principal subsidiary of Unicom Corporation) in 1963. He became a vice president of Commonwealth Edison in 1970, executive vice president in 1973, president in 1977, a director in 1978 and chairman and chief executive officer in 1980. In 1994 he was also named chairman and chief executive officer of Unicom Corporation, which then became the parent company of Commonwealth Edison. Mr. O'Connor, 59, is a director of Tribune Company, First Chicago Corporation, The First National Bank of Chicago and United Air Lines. He was elected a director of the Corporation in 1984.

Directors Continuing in Office

Roger G. Ackerman*
Chairman of the Board and Chief Executive Officer
Corning Incorporated

[photo of Roger G. Ackerman]


Mr. Ackerman, a graduate of Rutgers University and the PMD program at Harvard, has served Corning since 1962 in a variety of engineering, sales and management positions. In 1972 he was elected the president of a Corning subsidiary, Corhart Refractories Co., in 1975 the general manager and vice president of the Ceramic Products Division and in 1980 a senior vice president. In 1981 Mr. Ackerman became the director of the Manufacturing and Engineering Division, in 1983 the president of MetPath Inc. [now Quest Diagnostics Incorporated] and in 1985 group president and a director. In 1990 he was elected the president and chief operating officer of Corning and in 1996 he was elected to his present position. Mr. Ackerman, 58, is a director of The Pittston Company, The Massachusetts Mutual Life Insurance Company and Dow Corning Corporation, a trustee of the Corning Incorporated Foundation and a member of the executive committee of the National Association of Manufacturers. His term expires at the 1998 Annual Meeting.


John Seely Brown++
Vice President and Chief Scientist
Xerox Corporation

[photo of John Seely Brown]

A graduate of Brown University with advanced degrees from the University of Michigan, Dr. Brown has served Xerox Corporation since 1978 in various scientific research positions. In 1986 he was elected vice president in charge of advanced research and in 1990 director of the Palo Alto Research Center and in 1992 was appointed chief scientist of Xerox. Dr. Brown, 56, is a director of General Instrument Corporation, an advisory director of numerous scientific and information technology organizations and a member of numerous professional societies. He was elected a director of the Corporation in February, 1996. His term expires at the 1999 Annual Meeting

The Honorable Lawrence S. Eagleburger++
Senior Foreign Policy Advisor
Baker, Donelson, Bearman & Caldwell, Washington, D.C.

[photo of Lawrence S. Eagleburger]

A veteran of the U.S. Army, Mr. Eagleburger received B.S. and M.S. degrees from the University of Wisconsin and retired from the U.S. Department of State in 1984 after 27 years of government service. He returned to U.S. government service in 1989, becoming Deputy Secretary of State in 1989, Acting Secretary of State in 1992 and Secretary of State from December 8, 1992 to January 19, 1993, following which he joined the law firm of Baker, Donelson, Bearman & Caldwell as senior foreign policy advisor. Mr. Eagleburger, 66, is a director of Dresser Industries, Inc., Phillips Petroleum Company, Universal Corporation, Stimsonite Corp. and COMSAT Corp. He was elected a director of the Corporation in 1995. His term expires at the 1998 Annual Meeting.

John H. Foster++
Chairman and Chief Executive Officer
NovaCare, Inc.

[photo of John H. Foster]

Mr. Foster, founder, chairman of the board and chief executive officer of NovaCare, Inc., a national provider of comprehensive rehabilitation services, is also founder, chairman of the board and chief executive officer of Apogee, Inc., a national provider of mental health services, and of Foster Management Company, an investment advisory firm. Mr. Foster, 54, a graduate of Williams College and the Amos Tuck School of Business Administration at Dartmouth College, is a trustee of the Hospital for Special Surgery, the Children's Hospital of Philadelphia and the Independence Seaport Museum and a member of the Dean's Council of the Harvard School of Public Health and the Amos Tuck School Board of Overseers. He was elected a director of the Corporation in 1994. His term expires at the 1998 Annual Meeting.

Gordon Gund++
President and Chief Executive Officer
Gund Investment Corporation

[photo of Gordon Gund]

Mr. Gund, president and chief executive officer of Gund Investment Corporation, which manages diversified investment activities, is principal owner of the Cleveland Cavaliers National Basketball Association team, chairman of the Board of Governors of the National Basketball Association, co-owner of the San Jose Sharks National Hockey League team and a member of the Board of Governors of the National Hockey League. He is chairman and chief executive officer of Gund Business Enterprises, which owns Nationwide Advertising Services, Inc. and CAVS/Gund Arena Company. He is a director of the Kellogg Company and co-founder and chairman of The Foundation Fighting Blindness. Mr. Gund, 57, elected a director of the Corporation in 1990, is a graduate of Harvard University. His term expires at the 1999 Annual Meeting.

John M. Hennessy++
Chairman of Private Equity
Credit Suisse First Boston Corporation

[photo of John M. Hennessy]

Mr. Hennessy, a graduate of Harvard College, was a National Science Foundation Fellow at the Sloan School, Massachusetts Institute of Technology, in economics and finance and served as Deputy Assistant Secretary of Treasury Affairs for Development Finance from 1970 to 1972 and as Assistant Secretary for International Affairs, Department of Treasury, from 1972 to 1974. He became managing director of First Boston Corporation, a subsidiary of CS First Boston, Inc., in 1974 and was named vice chairman of First Boston Corporation in 1982. In 1989 he was elected chairman of the executive board and group chief executive officer of CS First Boston Inc. He retired from the latter position on December 31, 1996 and currently acts as non- executive chairman of the firm's private equity investment business. Mr. Hennessy, 60, was elected a director of the Corporation in 1989 and is a director of M.I.T. Corporation; Credit Suisse Group, Zurich and numerous civic and philanthropic organizations, including United Negro College Funds and Manhattan Institute. His term expires at the 1999 Annual Meeting.

Catherine A. Rein++
Executive Vice President
Metropolitan Life Insurance Company

[photo of Catherine A. Rein]

Ms. Rein, a graduate of Pennsylvania State University and New York University, joined Metropolitan Life Insurance Company in 1985 as a vice president in the human resources department. In 1988 she was named senior vice president and in 1989 was named executive vice president in charge of the corporate development and services departments. Prior to 1985 she was vice president and general counsel for The Continental Group, Inc. Ms. Rein, 53, elected a director of the Corporation in 1990, is a director of the Bank of New York, Inc., New England Investment Companies, Inc., Inroads/NYC, Inc. and GPU, Inc., a trustee emeritus of the National Urban League and trustee of the New York University Law Center Foundation. Her term expires at the 1998 Annual Meeting.

Henry Rosovsky++
Geyser University Professor Emeritus, Harvard University

[photo of Henry Rosovsky]

Dr. Rosovsky, the Lewis P. and Linda L. Geyser University Professor Emeritus, retired in 1996 after having been associated with the Harvard University economics department since 1965. From 1973 to 1984 he served as dean of the faculty of arts and sciences. In 1971 he served as consultant to the President's Commission on International Trade and Foreign Investment, and in 1977 and 1978 as a consultant to the Asian Development Bank. Dr. Rosovsky, a graduate of the College of William and Mary with advanced degrees from Harvard, is a director of Paine Webber Group, Inc. and The Japan Fund, Inc. He is 69 and was elected a director of the Corporation in 1980. His term expires at the 1999 Annual Meeting.

H. Onno Ruding++
Vice Chairman, Citicorp and Citibank, N.A.

[photo of H. Onno Ruding]

Dr. Ruding, with advanced degrees in economics from Erasmus University, Rotterdam, has served private firms and the public in various financial positions, including executive director of the International Monetary Fund from 1977-1980, Minister of Finance of The Netherlands from 1982-1989 and chairman of the Netherlands Christian Federation of Employers from 1990-1992. He became a director of Citicorp in 1990 and was appointed vice chairman of Citicorp and Citibank, N.A. in 1992. Dr. Ruding, 57, is a director of Pechiney, an advisory director of Unilever N.V. and Unilever PLC, an advisor to Robeco and a member of the board of trustees of Mount Sinai Hospital and a member of the Committee for European Monetary Union and the Trilateral Commission. He was elected a director of the Corporation in 1995. His term expires at the 1999 Annual Meeting.

William D. Smithburg++
Chairman, President and Chief Executive Officer
The Quaker Oats Company

[photo of William D. Smithburg]

A graduate of DePaul University with an MBA from Northwestern University, Mr. Smithburg joined Quaker Oats in 1966. He was elected a vice president in 1971, executive vice president - U.S. grocery products in 1976, president in 1979, chairman and chief executive officer in 1983 and served as president from November 1990 to January 1993 and from November 1995 to the present. Mr. Smithburg, who is 58, was elected a director of the Corporation in 1987 and is a director of Abbott Laboratories, Northern Trust Corporation, Prime Capital Corp. and the Grocery Manufacturers Association. His term expires at the 1998 Annual Meeting.

* Member of the Executive Committee
++ Alternate member of the Executive Committee

Security Ownership of
Certain Beneficial Owners

   Unless otherwise indicated, each of the persons named in paragraph [a] and in paragraph [b] below has sole voting and investment power with respect to the shares listed.

   [a] The only person who, to the knowledge of the management, owned beneficially on December 31, 1996 more than 5% of the outstanding shares of Common and Preferred Stock of the Corporation is set forth below:


                                       Shares Owned
Name and Address                       and Nature of          Percent
of Beneficial Owner                    Beneficial Ownership   of Class
------------------------------------------------------------------------
Brinson Partners, Inc.                 11,499,898 Common[1]   5.04%
209 South LaSalle Street
Chicago, IL 60604-1295
------------------------------------------------------------------------


[1] Brinson Partners, Inc. shares voting and investment power with respect to all such shares with its wholly owned subsidiary, Brinson Trust Company, and its direct and indirect parent entities, Brinson Holdings, Inc., SBC Holding
(USA), Inc. and Swiss Bank Corporation.

   [b] Set forth below is the number of shares of Common Stock and Common Stock equivalents, assuming the conversion of outstanding shares of Preferred Stock into shares of Common Stock, of the Corporation beneficially owned on December 31, 1996 by the directors and nominees for directors; by the chief executive officer, the retired chief executive officer and the other four most highly compensated executive officers [collectively, the "named executive officers"] and by all directors and executive officers of the Corporation as a group:


                                             Shares Owned and
                                           Nature of Beneficial  Percent of
                   Name                     Ownership[1][2][3]    Class[7]
-----------------------------------------  --------------------- -----------
Directors
---------
Robert Barker                                       6,145[4]        --
----------------------------------------------------------------------------
John S. Brown                                       5,200[4]        --
----------------------------------------------------------------------------
Mary L. Bundy                                       7,600[4]        --
----------------------------------------------------------------------------
Lawrence S. Eagleburger                             5,411           --
----------------------------------------------------------------------------
John H. Foster                                      5,600[4]        --
----------------------------------------------------------------------------
Gordon Gund                                       120,706[4]        --
----------------------------------------------------------------------------
John M. Hennessy                                    8,378[4]        --
----------------------------------------------------------------------------
James W. Kinnear                                    8,800[4]        --
----------------------------------------------------------------------------
James J. O'Connor                                   9,213[4]        --
----------------------------------------------------------------------------
Catherine A. Rein                                   8,000           --
----------------------------------------------------------------------------
Henry Rosovsky                                      7,920[4]        --
----------------------------------------------------------------------------
H. Onno Ruding                                      5,750[4]        --
----------------------------------------------------------------------------
William D. Smithburg                                7,200[4]        --

Named Executive Officers
------------------------
[*also serve as directors]

Roger G. Ackerman*                                366,821           --
----------------------------------------------------------------------------
Van C. Campbell*                                  377,835           --
----------------------------------------------------------------------------
Norman E. Garrity*                                303,149           --
----------------------------------------------------------------------------
James R. Houghton *                             1,240,900[5]        --
----------------------------------------------------------------------------
John W. Loose*                                    266,531           --
----------------------------------------------------------------------------
James M. Ramich                                   149,684           --
----------------------------------------------------------------------------
All Directors and Executive
  Officers as a Group                           4,214,230[6]       1.85%


[1] Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, granted pursuant to the Corporation's Incentive Stock Plans as well as options to purchase shares of Common Stock exercisable within 60 days under the Corporation's Stock Option Plans. Messrs. Ackerman, Campbell, Garrity, Houghton, Loose and Ramich have the right to purchase 132,497, 147,457, 125,000, 338,000, 111,000, and 55,000 shares, respectively, pursuant to such options. All directors and executive officers as a group hold options to purchase 1,450,447 such shares.

[2] Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, issued pursuant to the Corporation's Restricted Stock Plans for Non- Employee Directors.

[3] Includes all shares of capital stock, Common Stock and the equivalent thereof in Preferred Stock on the basis of four shares of Common Stock for each share of Preferred Stock, held by The Chase Manhattan Bank, N.A. as the trustee of the Corporation's Investment Plans for the benefit of the members of the group, who may instruct the trustee as to the voting of such shares. If no instructions are received, the trustee votes the shares in the same proportion as it votes all of the shares for which instructions were received. Shares of Preferred Stock may be held only by the trustee. The power to dispose of shares of Common and Preferred Stock is also restricted by the provisions of the Plans. The trustee holds for the benefit of Messrs. Ackerman, Campbell, Garrity, Houghton, Loose and Ramich and all directors and executive officers as a group the equivalent of 22,232, 32,597, 13,033, 45,720, 11,524, 6,487 and 207,571 shares of Common Stock, respectively, and for the benefit of all employees who participate in the Plans the equivalent of 11,046,183 shares of Common Stock, each entitled to one vote, being 10,160,031 shares of Common Stock and 221,538 shares [being 100% of the Class] of Preferred Stock, each entitled to four votes.

[4] In addition, Messrs. Barker, Brown, Foster, Gund, Hennessy, Kinnear, O'Connor, Rosovsky, Ruding and Smithburg and Mrs. Bundy have credited to their accounts the equivalent of an aggregate of 9,182; 469; 2,057; 6,183; 7,948; 15,245; 5,149; 8,095; 557; 12,312 and 700 shares, respectively, of
Common Stock in valuation entry form under the Corporation's Deferred Compensation Plan for Directors. Deferred fees will be paid solely in cash at or following termination of service as a director.

[5] Includes 618,442 shares held in trusts by Market Street Trust Company as a co-trustee for the benefit of Mr. Houghton as income beneficiary. Does not include 1,198 shares owned by Mr. Houghton's wife, as to which Mr. Houghton disclaims beneficial ownership. Also does not include 10,052,289 shares held in trusts by Market Street Trust Company, as to which Mr. Houghton disclaims beneficial ownership. Market Street Trust Company is a limited purpose trust company controlled by the Houghton family, the directors of which include James R. Houghton and other Houghton family members.

[6] Does not include 62,955 shares owned by the spouses and minor children of certain executive officers and directors as to which such officers and directors disclaim beneficial ownership.

[7] Unless otherwise indicated, does not exceed 1% of the Class of Common
Stock.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

   Executive compensation at Corning is administered by the Compensation Committee of the Board of Directors, composed entirely of non-employee directors. The following is the Committee's report.

   "The Compensation Committee reviews and recommends executive compensation levels, cash and equity incentives for executive officers and reports such recommendations to the Board for its consideration and action.

   The philosophy underlying, and the strategies guiding, the Committee's recommendations regarding the Corporation's compensation program, the impact of performance within that program and a description of actions affecting 1996 compensation for Mr. Houghton, the retired Chairman of the Board of Directors and Chief Executive Officer of the Corporation, and Mr. Ackerman, Chairman of the Board and Chief Executive Officer of the Corporation, are discussed below.

Compensation Philosophy

   The Committee is responsible for ensuring that executive compensation is based on objective measures of performance at the individual, corporate and applicable business unit level. The Committee believes that compensation should be driven by the long-term interests of the stockholders and should be directly linked to corporate performance.

Compensation Strategy

   The Committee's basic strategic compensation principles are as follows:

   (bullet) Executive compensation will reward performance and contribution to stockholder value and be com-petitive with positions of similar responsibility at other companies of comparable complexity, size and historical performance. The companies which meet such parameters are referred to as Corning's comparable companies.

   (bullet) As employees assume greater responsibilities, an increasing share of their total compensation package will be derived from variable incentive compensation [both of a long- and short-term nature] generated by achievement of performance objectives designed to produce long-term growth in stockholder value.

   (bullet) Performance-based equity incentives and stock option grants are effective ways to align the long-term interests of employees with those of stockholders.

   (bullet) Stock ownership fosters commitment to long-term stockholder value. Executives are encouraged to own and hold Common Stock through the design of the Corporation's long-term equity plans and in communications which stress the commitment to long-term value.

   (bullet) The benefits package for executives will be substantially identical to that offered to all salaried employees and will be designed to encourage long-term commitment to the Corporation.

   The executive compensation program is composed of four elements: base salary; annual incentives; long- term equity-based incentives; and stock options. The Committee tests annually each element of the compensation program against market surveys provided by independent compensation consultants. Such surveys currently include in the aggregate more than 200 companies engaged in a variety of manufacturing and service industries, all of which are "Fortune 500" companies and each of which is included in the S&P 500 Index and some of which are included in the S&P 500 Miscellaneous Industrial Companies Index.

   It is Corning's compensation strategy to target base salary at approximately the median of the Corning comparable companies and to have the equity-based and variable pay incentive compensation components drive total compensation to the top quartile of such companies if performance meets or exceeds such top quartile performance.

Compensation Deductibility

   The Committee intends to continue to set performance-based goals under the 1988 Variable Compensation Plan and the Corporate Performance Plan [described in the section below entitled Compensation Program] and to deduct compensation paid upon attainment of such goals in these Plans to the extent consistent with the provisions of Section 162[m] of the Internal Revenue Code of 1986, as amended.

Compensation Program

   Annual compensation of the named executive officers as shown in the "Salary" and "Bonus" columns of the Summary Compensation Table, and recommendations by the Committee to adjust salary levels and bonus targets, are based on an individual's responsibilities and performance against established financial goals such as return on equity, net income and earnings per share, overall corporate performance and external comparative compensation information.

   Annual variable incentives are paid in cash through the Variable Compensation Plan under which minimum, target and maximum awards are set by the Committee based on position level. Awards are earned based on achievement of annual predetermined net earnings goals set by the Committee. In 1996 performance against such goals was generally strong with most goals being exceeded.

   Under the 1994 Employee Equity Participation Program, the Corporation developed a series of performance-based plans [herein referred to as the "Corporate Performance Plan"]. The Corporate Performance Plan provides the mechanism to reward improvement in corporate performance as measured by return on equity and earnings per share.

   Under the Corporate Performance Plan covering the 1996-1998 performance period the Committee estab-lished minimum, target and maximum goals for each of 1996, 1997 and 1998. It awarded shares of Common Stock at target to executive officers in December 1995 for 1996 performance and in February 1997 for 1997 performance and anticipates making similar grants for 1998 performance. Shares earned under the Plan may range from 0% to 150% of the target award, depending on actual performance results. Shares earned for 1997 and 1998 will remain subject to forfeiture and restrictions on transfer for two years following the end of the performance period. Based on 1996 corporate performance as measured by return on equity and earnings per share, adjusted for certain one-time events and/or other unusual or nonrecurring items, in December 1996 the Committee determined that 150% of the shares awarded in December 1995 to the named executive officers were earned under the Corporate Performance Plan [as indicated in the Corporate Performance Plan Activity Table]. In addition, the Committee determined that, in light of the distribution by the Corporation of the shares of common stock of Quest Diagnostics Incorporated and Covance Inc., shares earned under the Corporate Performance Plan for 1996 be awarded to all participants free of all forfeiture conditions and transfer restrictions.

   Stock options for the entire three-year performance period of 1996-1998 were granted to the named executive officers in December 1995, in a defined ratio to the "performance-based" shares described above. Options to purchase two shares of Common Stock were granted for every one performance-based share to be issued over the three-year performance period. Additional stock options were granted in 1997, and may be granted in 1998, to reflect changes in job roles and increased responsibilities.

   In determining the number of stock options and shares to be made available to executives under the Corporate Performance Plan, the Committee evaluated the comparative external market data described above with respect to the stock options granted and performance-based shares awarded by the Corning comparable companies included in such data, the number of shares of Common Stock already subject to restrictions and options and the number of additional shares to be awarded necessary to align directly management and stockholder interests.

   The pension and welfare benefits provided to executives are substantially equal to those provided to all salaried employees. Employees whose pensionable earnings exceed federal limits are eligible to participate in non-qualified supplemental retirement and investment plans.

CEO Compensation Actions - 1996

   1996 was a year of significant change and transition for the Corporation as a result of the distribution to the Corporation's stockholders of the common stock of both Quest Diagnostics Incorporated [formerly Corning Clinical Laboratories, Inc.] and Covance Inc. [formerly Corning Pharmaceutical Services Inc.] and the strong corporate performance of the continuing operations of the Corporation.

   Actions taken by the Corporation increased stockholder value by 44.5% in 1996 [from $32.00 per share on January 2, 1996 to $46.25 per share on December 31, 1996]. The cumulative total return of 46.8% for 1996 exceeded the comparable returns of the S&P 500 Index [22.8%] and the S&P Miscellaneous Industrial Companies Index [20.7%]. The growth in earnings per share on a continuing operations basis was 16% over 1995 earnings per share.

   Base Salary: Effective January 1, 1996, the Committee increased Mr. Houghton's base salary for 1996 by 5%, from $728,000 per annum to $764,000 per annum, while maintaining his incentive target for 1996 at 90% of base salary. Mr. Houghton retired from the Corporation on May 1, 1996 with over 33 years of service to the Corporation, 13 of which were as Chairman.

   Mr. Ackerman was elected Chairman of the Board of Directors and Chief Executive Officer of the Corporation on April 25, 1996. At that time, Mr. Ackerman's base salary was established at $725,000 per annum and his incentive target for 1996 was increased from 75% to 80% of base salary.

   Annual Incentives: Mr. Houghton's bonus for 1996 was composed of two parts: First, Mr. Houghton received 119% of his prorated 1996 base salary under the Variable Compensation Plan. The Committee in 1996 established net income after tax goals which would result in an award of 0% to 200% of the named executive officer's variable compensation target opportunity. Mr. Houghton's 1996 bonus was based upon corporate performance compared to such goals, resulting in an award of 132% of his target opportunity. Second, Mr. Houghton received 6.43% [1996 minimum = 0%; maximum = 10%] of his prorated base salary under the Corporation's GoalSharing Plan, which was the average percentage of amounts awarded to approximately 15,000 Corning employees participating in 1996 in the GoalSharing Plan.

   Mr. Ackerman's bonus for 1996 was also composed of two parts: First, Mr. Ackerman received 109% of his 1996 base salary under the Variable Compensation Plan. The Committee in 1996 established net income after tax goals which would result in an award of 0% to 200% of the named executive officer's variable compensation target opportunity. Mr. Ackerman's 1996 bonus was based upon corporate performance compared to such goals, resulting in an award of 132% of his target opportunity. Second, Mr. Ackerman also received 6.43% [1996 minimum = 0%; maximum = 10%] of his base salary under the Corporation's GoalSharing Plan, which was the average percentage of amounts awarded to approximately 15,000 Corning employees participating in 1996 in the GoalSharing Plan.

   Long-Term Incentives: Under the Corporate Performance Plan, Mr. Houghton earned for 1996 performance 33,000 [or 150%] of the shares granted to him in December 1995 in connection with the 1996 return on equity and earnings per share targets. Each of the return on equity and earnings per share goals achieved, adjusted for certain one-time events and/or other unusual or non-recurring items, have equal weighting in determining the actual number of shares earned.

   Under the Corporate Performance Plan, Mr. Ackerman earned for 1996 performance 49,500 [or 150%] of the shares granted to him in December 1995 in connection with the 1996 return on equity and earnings per share targets. Each of the return on equity and earnings per share goals achieved, adjusted for certain one-time events and/or other unusual or non-recurring items, have equal weighting in determining the actual number of shares earned. At its meeting on February 5, 1997 the Committee awarded to Mr. Ackerman at target 40,000 shares under the Corporate Performance Plan for 1997 performance.

Conclusion

   The Committee believes that the quality of executive leadership significantly affects the long-term performance of the Corporation and that it is in the best interest of the stockholders to compensate fairly executive leadership for achievement meeting or exceeding the high standards set by the Committee, so long as there is corresponding risk when performance falls short of such standards. A primary goal of the Committee is to relate compensation to corporate performance. Based on the Corporation's performance in 1996, the Committee believes that Corning's current executive compensation program meets such standards and has contributed, and will continue to contribute, to the Corporation's and its stockholders' success.

The Compensation Committee:

James W. Kinnear, Chairman

James J. O'Connor

Catherine A. Rein

William D. Smithburg"

Performance Graph

   Set forth below is a graph illustrating the Corporation's cumulative total stockholder return over the last five years compared to two performance indicators of the stock market, the S&P 500 and the S&P Miscellaneous Industrial Companies in which the Corporation is included. The latter includes the capital weighted performance results of those companies in the miscellaneous industrial companies classification that are also included in the S&P 500.

   [point graph]

                       1991    1992    1993    1994    1995    1996
 --------------------------- ------- ------- ------- -------  -------
Corning Incorporated   100.0    99.3    76.0    82.9    90.8   133.3
S&P 500                100.0   107.4   118.1   119.6   164.6   202.3
S&P Miscellaneous      100.0   111.6   128.3   132.4   158.8   191.6


   As noted in the Report of the Compensation Committee, the Corporation's cumulative total stockholder return for 1996 was 46.8% compared to returns of 22.8% for the S&P 500 and 20.7% for the S&P Miscellaneous Industrial Companies Indices.

 Executive Compensation

   The following tables and charts set forth information with respect to benefits made available, and compensation paid or accrued, by the Corporation during the year ended December 31, 1996 for services by each of the chief executive officer, the retired chief executive officer and the four other most highly compensated executive officers whose total salary and bonus exceeded $100,000. The Corporation regards total annual pay as the combination of the cash amounts set forth under the salary and bonus columns.

                          SUMMARY COMPENSATION TABLE


                                                                     Long-Term Compensation
                                                             -------------------------------------
                     Annual Compensation                               Awards             Payouts
 ------------------------------------------------------------------------------------- -----------
Name and                                             Other
Principal Position                                  Annual     Restricted   Securities   Incentive   All Other
                                                    Compen-      Stock      Underlying     Plan       Compen-
                      Year    Salary     Bonus     sation[1]   Awards[2]     Options      Payouts    sation[3]
 ------------------------- ---------- ---------- ----------- ------------ ------------ -----------  -----------
Roger G. Ackerman,    1996   $683,333   $793,077    $28,731    $2,506,406          0     $      0     $62,411
 Chairman of          1995    600,000    309,300     36,229       376,688    198,000            0      75,441
 the Board            1994    525,000    621,720     29,651       547,114     28,000      244,261      54,271
Van C. Campbell,      1996    576,667    592,980     14,414     1,905,109          0            0      52,615
 Vice Chairman        1995    515,000    257,315     16,037       336,344    162,000            0      68,209
                      1994    450,000    435,465     18,441       437,691     25,000      195,409      44,107
Norman E. Garrity,    1996    438,333    420,390     18,191     1,279,033          0            0      47,088
 President, Corning   1995    380,000    246,620     15,000       335,625     99,000            0      43,081
 Technologies         1994    330,000    317,666     19,400       447,127     20,000      276,525      22,961
James R. Houghton,    1996    254,667    318,617     10,535     1,383,938          0            0      44,062
 Retired Chairman     1995    728,000    440,804     26,263       470,875     44,000            0      95,666
 of the Board [4]     1994    700,000    821,240     34,020       765,960     35,000      312,654      72,965
John W. Loose,        1996    428,333    403,861     16,353     1,337,124          0            0      40,548
 President, Corning   1995    365,000    210,240     12,351       335,625     96,000            0      40,360
 Communications       1994    320,000    288,592     17,665       447,127     20,000      104,705      36,031
James M. Ramich,      1996    341,667    282,450     15,000     1,001,228          0            0      27,711
 Executive Vice       1995    280,000    198,337     12,500       335,625     84,000            0      25,624
 President            1994    231,250    240,290     11,991       765,927     20,000      178,820      16,820

[1] Includes dividends on shares of restricted stock granted but not earned within one year from date of grant and tax gross-up payments.

[2] At year end 1996, Messrs. Ackerman, Campbell, Garrity, Loose and Ramich held an aggregate of 135,500, 108,500, 76,200, 70,800 and 63,500 shares of restricted stock, respectively, having an aggregate value on December 31, 1996 of $6,199,125, $4,963,875, $3,486,150, $3,239,100 and
    $2,905,125, respectively. Certain of such shares are subject to restrictions on transfer until the executive officer retires at or after age 60 and are subject to forfeiture prior to age 60 in whole if such officer voluntarily terminates employment with the Corporation and in part if such officer's employment is terminated by the Corporation. Dividends are paid to such individuals on all shares of restricted Common Stock held by them.


[3] Each salaried employee of the Corporation who reached a fifth anniversary of employment during 1996 received an additional two weeks of vacation and 20% of two weeks of salary. The $3,462 received by Mr. Garrity on such anniversary in 1996 is included above. The benefit of 20% of an additional two weeks of salary has been phased out and was eliminated in its entirety at year-end 1996. Also included are the following amounts contributed by the Corporation to the Investment Plan and a non-qualified investment plan maintained by the Corporation to provide salaried employees the benefits which would have been available to them pursuant to the terms of the Corporation's Investment Plan but for limitations on contributions to tax-qualified plans imposed pursuant to the Employee Retirement Income Security Act: for 1996 - $62,411 for Mr. Ackerman, $52,615 for Mr. Campbell, $43,626 for Mr. Garrity, $44,062 for Mr. Houghton, $40,548 for Mr. Loose and $27,711 for Mr. Ramich.

[4] Mr. Houghton retired from active employment with the Corporation on May
    1, 1996.

   The Corporation has in place a severance policy pursuant to which it will provide to all salaried employees upon the happening of certain stated events compensation in amounts ranging between eight weeks [for employees with at least one year of service] and fifty-two weeks [for employees with twenty or more years of service]. Additionally, certain of the Corporation's officers and other senior employees, including the named executive officers other than Mr. Houghton, are entitled to receive up to two years of compensation in light of the length of time anticipated in securing comparable employment. The Corporation has provided written assurance to such officers and senior employees, including the executive officers named in the Summary Compensation Table, that such events would include a constructive termination of employment as a result of a substantial change in such employee's responsibilities, compensation levels, relocation and similar matters following a change in the ownership and management of the Corporation.

                  OPTION/SAR GRANTS IN LAST FISCAL YEAR [1]


                            Individual Grants                              Potential Realizable Value at Assumed
                                                                          Annual Rates of Stock Price Appreciation
                                                                                     for Option Term[2]
 ------------------------------------------------------------------------ ----------------------------------------
                      Number of     % of Total
                      Securities     Options
                      Underlying    Granted to
                       Options     Employees in   Exercise    Expiration   Gain at     Gain at         Gain at
        Name           Granted     Fiscal Year      Price        Date        0%           5%             10%
 ------------------------------- -------------- ----------- ------------ --------- --------------  ---------------
Roger G. Ackerman         [1]
Van C. Campbell           [1]
Norman E. Garrity         [1]
James R. Houghton         [1]
John W. Loose             [1]
James M. Ramich           [1]
All Shareholders as
  a group                N/A          N/A            N/A         N/A        $0      $4,951,837,726  $12,548,929,032
All Optionees as

  a group              763,278[3]      100%        $34.54[4]     2006         0         16,579,940      42,016,824
Optionee Gain As % Of All Stockholders Gain                                                    .33%             .33%

[1] No SARs were granted and no options were granted to the named executive officers.

[2] The dollar amounts set forth under these columns are the result of calculations at 0% and at the 5% and 10% rates established by the Securities and Exchange Commission and therefore are not intended to forecast future appreciation of the Corporation's stock price. The Corporation did not use any alternative formula for grant date valuation as it is unaware of any formula which would determine with reasonable accuracy a present value based upon future unknown factors.


[3] The stock option agreements provide that the options will become exercisable on various dates which range from 1997 to 2000. The stock option agreements also provide that an additional option may be granted if the market price of the Corporation's Common Stock has reached certain prescribed levels and if the optionee uses shares of the Corporation's Common Stock to pay the purchase price of an option. The additional option will be exercisable for the number of shares tendered in payment of the option price, will be exercisable at the then fair market value of the Corporation's Common Stock, will become exercisable only after the lapse of twelve months and will expire on the expiration date of the original option. During 1996 an additional option for 83 shares was granted in accordance with such provisions.


[4] The exercise price is a weighted average of option prices relating to grants of options made on four occasions in 1996. No gain to the optionees is possible without an appreciation in stock price, an event which will also benefit all stockholders. If the stock price does not appreciate, the optionees will realize no benefit.

                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                YEAR AND FISCAL YEAR-END OPTION/SAR VALUES [1]


                                              Number of Securities Under-      Value of Unexercised
                                             lying Unexercised Options at     In-the-Money Options At
                                                    Fiscal Year End               Fiscal Year End
                                            -----------------------------  -----------------------------
                      Shares
                    Acquired on     Value
       Name          Exercise     Realized    Exercisable   Unexercisable   Exercisable   Unexercisable
 ------------------------------ ----------- ------------- --------------- -------------  ---------------
Roger G. Ackerman     30,000     $  816,300     107,497        251,000      $1,186,496     $3,787,000
Van C. Campbell       46,967      1,066,891     127,457        207,000       2,134,669      3,122,750
Norman E. Garrity     20,000        510,550     105,000        139,000       1,499,870      2,130,500
James R. Houghton     15,000        300,413     303,000        114,000       6,524,760      1,854,250
John W. Loose         20,000        544,200      91,000        136,000       1,096,410      2,087,000
James M. Ramich        4,168        112,192      35,000        124,000         241,500      1,913,000

[1] There are no SARs outstanding.

                  CORPORATE PERFORMANCE PLAN ACTIVITY TABLE


This Table illustrates the number of performance-based shares awarded under the Corporate Performance Plan [as earlier described on page 10.] The number of shares earned or which may be earned by the named executive is determined by the achievement of specific return on equity and earnings per share goals for the Corporation. The percentage of awards that may be earned ranges from 0% to 150% of target. The dollar value of the shares earned for 1996 is reflected in the Restricted Stock Awards column of the Summary Compensation Table.


                                   Number of                 Number of   Number of
                           Grant    Shares     Performance    Shares      Shares
       Name         Year   Date     Granted      Period      Forfeited    Earned
 ----------------------- ------- ----------- ------------- -----------  -----------
Roger G. Ackerman   1996   12/95    33,000        1996                    49,500
                    1995   12/94    14,000        1995         1,946      12,054
                    1994   12/93    12,500        1994                    17,975
Van C. Campbell     1996   12/95    27,000        1996                    40,500
                    1995   12/94    12,500        1995         1,737      10,763
                    1994   12/93    10,000        1994                    14,380
Norman E. Garrity   1996   12/95    16,500        1996                    24,750
                    1995   12/94    10,000        1995                    10,740
                    1994   12/93    10,000        1994                    14,690
James R. Houghton   1996   12/95    22,000        1996                    33,000
                    1995   12/94    17,500        1995         2,432      15,068
                    1994   12/93    17,500        1994                    25,165
John W. Loose       1996   12/95    16,000        1996                    24,000
                    1995   12/94    10,000        1995                    10,740
                    1994   12/93    10,000        1994                    14,690
James M. Ramich     1996   12/95    14,000        1996                    21,000
                    1995   12/94    10,000        1995                    10,740
                    1994   12/93    10,000        1994                    14,690

                                 PENSION PLAN

The table below sets forth estimated annual benefits payable upon retirement. A description of the formula by which such benefits are determined and the estimated annual benefits payable upon retirement age for each of the named executive officers follows the table.


                               Years of Service
                    15        20        25        30          35          40
Remuneration
$  100,000    $ 26,202  $ 35,559  $ 44,419  $ 52,784  $   61,149  $   69,514
 ----------------------------------------------------------------------------
   200,000      56,202    75,559    94,419   112,784     131,149     149,514
 ----------------------------------------------------------------------------
   300,000      86,202   115,559   144,419   172,784     201,149     229,514
 ----------------------------------------------------------------------------
   400,000     116,202   155,559   194,419   232,784     271,149     309,514
 ----------------------------------------------------------------------------
   500,000     146,202   195,559   244,419   292,784     341,149     389,514
 ----------------------------------------------------------------------------
   600,000     176,202   235,559   294,419   352,784     411,149     469,514
 ----------------------------------------------------------------------------
   700,000     206,202   275,559   344,419   412,784     481,149     549,514
 ----------------------------------------------------------------------------
   800,000     236,202   315,559   394,419   472,784     551,149     629,514
 ----------------------------------------------------------------------------
   900,000     266,202   355,559   444,419   532,784     621,149     709,514
 ----------------------------------------------------------------------------
 1,000,000     296,202   395,559   494,419   592,784     691,149     789,514
 ----------------------------------------------------------------------------
 1,100,000     326,202   435,559   544,419   652,784     761,149     869,514
 ----------------------------------------------------------------------------
 1,200,000     356,202   475,559   594,419   712,784     831,149     949,514
 ----------------------------------------------------------------------------
 1,300,000     386,202   515,559   644,419   772,784     901,149   1,029,514
 ----------------------------------------------------------------------------
 1,400,000     416,202   555,559   694,419   832,784     971,149   1,109,514
 ----------------------------------------------------------------------------
 1,500,000     446,202   595,559   744,419   892,784   1,041,149   1,189,514
 ----------------------------------------------------------------------------

   The Corporation maintains a Pension Plan, a defined benefit plan, contributions to which are determined by the Corporation's actuaries and are not made on an individual basis. Benefits paid under this Plan are based upon career earnings [regular salary and cash awards paid under the Corporation's Variable Compensation Plans] and years of credited service. The benefit formula is reviewed and adjusted periodically for inflationary and other factors.

   The Pension Plan provides that salaried employees of the Corporation who retire on or after December 31, 1996 will receive pension benefits equal to the following:

   1% of the first $27,000 of average earnings for the highest consecutive five years in the ten years immediately prior to 1997 plus 1.5% of such average earnings in excess of $27,000 for all years of credited service prior to 1997, and

   1.5% of annual earnings up to the social security wage base and 2% of annual earnings in excess of such base for 1997 and each year of credited service thereafter.

   Effective upon commencement of employment, salaried employees may contribute to the Pension Plan 2% of their annual earnings up to the social security wage base. Such employees will receive for each year of credited service after December 31, 1990 an additional amount of pension benefit reflecting the value of the increased voluntary contribution.

   While the amount of benefits payable pursuant to the Salaried Pension Plan and attributable to the Corporation's contributions is limited by the provisions of the Employee Retirement Income Security Act, maximum annual benefits calculated under the straight life annuity option form of pension payable to participants at age 65, the normal retirement age specified in the Plan, are illustrated in the table set forth above.

   The Corporation maintains a non-qualified Executive Supplemental Pension Plan pursuant to which it will pay to certain executives amounts approximately equal to the difference between the benefits provided for under the Corporation's Pension Plan and benefits which would have been payable thereunder but for the provisions of the Employee Retirement Income Security Act. The Corporation has established a trust to fund amounts payable under the Executive Supplemental Pension Plan, certain portions of which are presently funded and vested in individual participants. It is estimated that Messrs. Ackerman, Campbell, Garrity, Loose and Ramich who have 34, 32, 30, 32, and 23 years of credited service, respectively, would receive each year if they worked to age 65, the normal retirement age specified in the Pension Plan, the following amounts under the Pension Plan and the Executive Supplemental Pension Plan: $600,155, $452,512, $329,551, $338,403, and
$208,056, respectively. Mr. Houghton retired from active employment with the Corporation on May 1, 1996, having over 33 years of credited service.

Receipt of Stockholder Proposals

   Any stockholder proposal intended to be presented at the 1998 Annual Meeting and included in the Corporation's Proxy Statement and Proxy relating to that meeting must be received by the Corporation at One Riverfront Plaza, Corning, New York 14831; Attention: The Secretary not later than November 18, 1997.

Directors' Compensation and Other Matters
Relating to Directors

   Each director of the Corporation, other than a director who is an employee of the Corporation, receives $22,500 for service as a director and is also paid $750 for each meeting of the Board or any committee thereof which he attends. In lieu of a meeting fee, chairmen of committees of the Board are paid a retainer ranging from $3,000 to $6,500, depending upon the committee which the director chairs. Pursuant to a Deferred Compensation Plan for Directors adopted by the Corporation in 1983, each director may elect to defer until a date specified by him receipt of all or a portion of his compensation. Such Plan provides that amounts deferred shall be paid only in cash and while deferred may be allocated to [i] a cash account upon which amounts deferred may earn interest, compounded quarterly, at the prime rate of Citibank, N.A. in effect on certain specified dates, [ii] a market value account, the value of which will be based upon the market value of the Corporation's Common Stock from time to time, or [iii] a combination of such accounts. At December 31, 1996 twelve directors had elected to defer compensation pursuant to such Plan. Pursuant to the Restricted Stock Plans for Non-Employee Directors, the Corporation during 1996 issued to each non-employee director elected in 1996 400 shares of the Corporation's Common Stock for each year specified in the term of service for which such director was elected, subject to forfeiture and restrictions on transfer.


   The Corporation has established a Directors' Charitable Giving Program funded by insurance policies on the lives of the directors. In 1996 the Corporation paid a total of $396,790 in premiums on such policies. Upon the death of a director, the Corporation will donate $1,250,000 [on behalf of a non-employee director] and $1,000,000 [on behalf of an employee director] to one or more qualified charitable organizations recommended by such director and approved by the Corporation. The directors derive no financial benefit from the Program as all charitable deductions and cash surrender value of life insurance policies accrue solely to the Corporation. Five years of service as a director is required to participate in the Program. Messrs. Brown, Eagleburger, Foster, Garrity, Loose and Ruding have less than five years of service as directors and do not currently participate in the Program.

   The Board of Directors of the Corporation held during 1996 five regularly scheduled and three special meetings. Each director attended at least 75% of all such meetings and the meetings of the committees of which each was a member.

   The Corporation has audit, compensation and nominating committees composed of members of the Board of Directors.

   The Audit Committee, composed of Messrs. O'Connor, Barker, Brown and Smithburg and Ms. Rein, met five times during 1996. It recommends the firm of independent accountants to conduct the annual examination of the Corporation's consolidated financial statements, confers with such accountants and reviews the scope of the examination and brings to the entire Board of Directors for review those items relating to such examination or to accounting practices which the Audit Committee believes merit such review. The Compensation Committee, composed of Messrs. Kinnear, O'Connor and Smithburg and Ms. Rein, met seven times during 1996. It makes recommendations to the Board of Directors with respect to the compensation of officers and executive employees of the Corporation and administers the Corporation's Variable Compensation Plan, Employee Equity Participation Program and the Executive Supplemental Pension Plan. The Nominating Committee, composed of Messrs. Houghton, Ackerman, Eagleburger, Kinnear, Rosovsky and Ruding met three times during 1996. It proposed the election of Norman E. Garrity and John W. Loose in June 1996 as well as the nominees for election as directors at the Annual Meeting of Stockholders to be held on April 24, 1997. It reviews, considers and proposes nominees for election as directors of the Corporation and makes such other proposals with respect to the organization, size and composition of the Board of Directors as it deems advisable. While the Committee may consider persons nominated by stockholders, it has no explicit procedures in this regard.

Compensation Committee Interlocks
and Insider Participation

   Ms. Rein, Executive Vice President of Metropolitan Life Insurance Company, of which Mr. Houghton is a director, is a member of the Corporation's Compensation Committee.

Other Matters

   Corning Consumer Products Company, a wholly- owned subsidiary, leased retail space in Corning, New York from Mr. Robert L. Ecklin, an executive officer. The monthly rental under such lease, which expires on February 28, 1998, was $1,200. The Corporation also leases office space in Corning, New York owned by Mr. Ecklin. During 1996 the Corporation paid an average base monthly rental of $12,398 for such space. The lease expires on September 30, 1998. Quest Diagnostics Incorporated doing business as MetPath, a wholly-owned subsidiary of the Corporation until December 31, 1996, leases office and laboratory space located in Corning, New York from Mr. Ecklin at a base monthly rental of $892. The lease expires on December 31, 1997.

   During 1996, ten executive officers of the Corporation owed the Corporation a maximum aggregate amount of $576,780, which was repaid prior to November 13, 1996, and paid interest on such amounts at 6% per annum.

   The Corporation has purchased insurance from National Union Fire Insurance Company, Pittsburgh, Pennsylvania, Federal Insurance Company, A.C.E. Insurance Company [Bermuda] Ltd. and Zurich Insurance Company providing for reimbursement of directors and officers of the Corporation and its subsidiary companies for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974. The insurance coverage, which expires in May 1997, costs $1,400,000 on an annual basis, which will be paid by the Corporation.

   At the meeting of the Corporation's Board of Directors held on February 5, 1997, the Board appointed Price Waterhouse LLP as the independent accountants for the Corporation for its 1997 fiscal year, pursuant to the recommendation of the Audit Committee. Audit services performed by Price Waterhouse LLP for the fiscal year ended December 31, 1996 consisted of examination of the consolidated financial statements of the Corporation, limited review of the unaudited quarterly consolidated financial statements and limited assistance and consultation in connection with filings with the Securities and Exchange Commission.

   The Corporation expects representatives of Price Waterhouse LLP to be present at and available to

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respond to appropriate questions which may be raised at the Annual Meeting.
Representatives of Price Waterhouse LLP will have the opportunity to comment on the Corporation's financial statements if they so desire.

   The cost of the solicitation of Proxies will be borne by the Corporation. In addition to solicitation of the Proxies by use of the mails, some of the directors, officers and regular employees of the Corporation, without extra remuneration, may solicit Proxies personally or by telephone or telegraph. The Corporation has retained Georgeson & Co. Inc., at a cost of $12,000, to assist in soliciting Proxies in connection with the Annual Meeting. The Corporation may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of shares held of record. The Corporation will reimburse such persons for their expenses in forwarding soliciting material.

By order of the Board of Directors.

A. John Peck, Jr.
Secretary
March 5, 1997

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                                                                [Corning logo]

Notice of 1997 Annual
Meeting of Stockholders
and Proxy Statement

[logo] Printed on recycled paper using soybean ink